UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2024

MACATAWA BANK CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-25927 (Commission File Number)	38-3391345 (IRS Employer Identification No.)

10753 Macatawa Drive Holland, Michigan (Address of Principal Executive Offices)	49424 (Zip Code)

Registrant’s telephone number, including area code: (616) 820-1444

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock	MCBC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Macatawa Bank Corporation (“Macatawa”) is filing this Amendment No. 1 on Form 8-K/A (this “Amendment”) to its Form 8-K, which was originally filed on July 31, 2024 (the “Original Filing”), solely to correct the vote totals presented in the Original Filing. This Amendment amends, restates and replaces the Original Filing in its entirety.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Macatawa Bank Corporation (“Macatawa”) held a special meeting of shareholders on Wednesday, July 31, 2024, in Holland, Michigan (the “special meeting”) at which a quorum was present related to the Agreement and Plan of Merger, dated as of April 15, 2024 (the “Merger Agreement”), by and among the Company, Wintrust Financial Corporation (“Wintrust”) and Leo Subsidiary LLC (“Merger Sub”), a wholly-owned subsidiary of Wintrust, pursuant to which, subject to the terms and conditions set forth therein, Macatawa will merge with and into Merger Sub, with Merger Sub surviving as a wholly-owned subsidiary of Wintrust (the “Merger”).

The matters submitted to shareholders at the special meeting and the voting results thereof were as follows:

1.	Proposal to approve the Merger Agreement (the “Merger Proposal”). This proposal was approved by the following votes:

Votes for approval	26,907,112
Votes against	1,402,697
Abstentions	43,830

2.	Proposal to approve, on an advisory basis, the compensation that may be paid or become payable to Macatawa’s named executive officers that is based on or otherwise related to the Merger. This proposal was approved by the following votes:

Votes for approval	25,803,337
Votes against	2,244,669
Abstentions	305,633

3.

Proposal to approve the adjournment of the Macatawa special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve Proposal 1 (the “Adjournment Proposal”).

The Adjournment Proposal was not acted upon at the special meeting because a quorum was present, and the Merger Proposal had received a sufficient number of votes for approval.

For more information on each of these proposals, see the definitive proxy statement filed by Macatawa with the U.S. Securities and Exchange Commission (the “SEC”) on June 18, 2024.

Item 7.01.	Regulation FD Disclosure.

On July 31, 2024, Macatawa issued a press release announcing the results of its special meeting of shareholders. A copy of the press release is attached as Exhibit 99.1 hereto, and is incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This document and its exhibits contain forward-looking statements within the meaning of federal securities laws. Forward-looking information can be identified through the use of words such as “intend,” “plan,” “project,” “expect,” “anticipate,” “believe,” “estimate,” “contemplate,” “possible,” “will,” “may,” “should,” “would” and “could.” Forward-looking statements and information are not historical facts, are premised on many factors and assumptions, and represent only management’s expectations, estimates and projections regarding future events. Similarly, these statements are not guarantees of future performance and involve certain risks and uncertainties that are difficult to predict, and which may include, but are not limited to, those listed below and the Risk Factors discussed under Item 1A of Wintrust’s Annual Report on Form 10-K for the year ended December 31, 2023 and in any of Wintrust’s subsequent SEC filings and Item 1A of Macatawa’s Annual Report on Form 10-K for the year ended December 31, 2023 and in any of Macatawa’s subsequent SEC filings. Macatawa intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of invoking these safe harbor provisions. Such forward-looking statements may be deemed to include, among other things, statements regarding the outlook and expectations of Wintrust or Macatawa with respect to this planned merger, the strategic benefits and financial benefits of the merger, including the expected impact of the transaction on the combined company’s future financial performance and the timing of the closing of the transaction. These statements involve certain risks, uncertainties and assumptions that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed, implied or forecasted in such forward-looking statements. Furthermore, Wintrust does not undertake any obligation to update, amend, or clarify forward-looking statements, whether as a result of new information, future events, or otherwise. Such risks, uncertainties and assumptions, include, among others, the following:

●	either party to satisfy any of the closing conditions to the transaction on a timely basis or at all;
●	the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the Merger Agreement;

●	the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy, competitive factors in the areas where Wintrust and Macatawa do business, or as a result of other unexpected factors or events;
●	the impact of purchase accounting with respect to the transaction, or any change in the assumptions used regarding the assets purchased and liabilities assumed to determine their fair value;
●	diversion of management’s attention from ongoing business operations and opportunities;
●	potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; and
●	the outcome of any legal proceedings that may be instituted against Wintrust or Macatawa.

Important Additional Information and Where to Find It

This communication is being made in respect of the proposed Merger between Wintrust and Macatawa. In connection with the proposed Merger, Wintrust filed a Registration Statement on Form S-4 with the SEC on May 30, 2024 (as amended on Form S-4/A on June 13, 2024, the “Registration Statement”) and a Prospectus with the SEC on June 18, 2024 (the “Prospectus”). This communication is not a substitute for the Registration Statement, the Prospectus or any other documents Wintrust or Macatawa has filed or may file with the SEC in connection with the proposed Merger. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROSPECTUS REGARDING THE PROPOSED MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

A free copy of the Prospectus, as well as other filings containing information about Wintrust, Macatawa and the proposed transaction may be obtained at the SEC’s Internet site http://www.sec.gov. You may also obtain these documents, free of charge, from Wintrust under the "Investor Relations" section of our website, https://www.wintrust.com/ (which website is not incorporated herein by reference), by clicking the "Investor Relations " link. In addition, investors and security holders may obtain free copies of the documents Wintrust has filed with the SEC by directing a request to Wintrust Financial Corporation, Corporate Secretary, Wintrust Financial Corporation, 9700 West Higgins Road, Suite 800, Rosemont, Illinois 60018 or by phone at (847) 939-9000, and may obtain free copies of the documents Macatawa has filed with the SEC by directing a request to Macatawa Bank Corporation, Attn: Bryan Barker, 10753 Macatawa Drive, Holland, Michigan 49424 or by phone at (616) 494-1448.

Item 9.01.	Exhibits.

	(d)	Exhibits: The following document is attached as an exhibit to this report on Form 8-K/A:

	99.1	Press Release dated July 31, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	July 31, 2024	MACATAWA BANK CORPORATION (Registrant)

		By:	/s/ Jon W. Swets
Jon W. Swets Its Chief Executive Officer